UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒                     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

On2 Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No Fee Required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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**URGENT NOTICE**

TIME IS SHORT—VOTE FOR THE PROPOSED MERGER TODAY!

February 5, 2010

Dear On2 Stockholder:

Our records indicate that we have not yet received your proxy for the reconvened Special Meeting of Stockholders of On2 Technologies, Inc. to be held on February 17, 2010. In this important vote, you are being asked to consider the proposed merger of a subsidiary of Google Inc. with On2. If the merger is approved, for each share of On2 Common Stock that you own, you will be entitled to receive a combination of (a) $0.15 in cash, (b) 0.0010 of a share of Google Class A Common Stock and (c) cash payable in lieu of any fractional shares of Google Class A Common Stock.  On the other hand, if the merger is not approved, the value of your On2 investment could be materially impacted.

VOTE FOR THE TRANSACTION THAT HAS BEEN ENDORSED BY

THE THREE LEADING INDEPENDENT PROXY ADVISORY FIRMS

Each of the nation’s three leading independent proxy advisory firms—RiskMetrics Group, Glass Lewis & Co. and PROXY Governance, Inc.—has recommended to their subscribers that On2 stockholders vote to adopt the proposed merger.  The analyses and reports of these independent firms are relied upon by hundreds of major institutional investment firms, mutual and pension funds and other fiduciaries.

YOUR VOTE IS EXTREMELY IMPORTANT REGARDLESS
OF THE NUMBER OF SHARES YOU OWN

Please help us avoid the expense of any further solicitations by voting your shares of On2 Common Stock FOR the proposals on the enclosed proxy card today.  The Special Meeting has already been adjourned twice--with the approval of On2’s stockholders--in order to provide additional time to solicit proxies in favor of the proposed merger. At the time of each prior adjournment, a majority of the shares of On2 Common Stock that had been voted were voted in favor of each of the proposed merger and the adjournment proposal. However, approval of the proposed merger requires the affirmative vote of a majority of the outstanding shares of On2 Common Stock, as opposed to just a majority of the On2 shares that were voted. Therefore, your vote is extremely important.

Whether or not you plan to attend the reconvened Special Meeting on February 17th in person, we urge you to vote FOR the proposed merger today by internet or telephone.  Easy instructions may be found on the enclosed proxy card.

Thank you for your continued support,

The Board of Directors

TIME IS SHORT AND YOUR VOTE IS IMPORTANT

To ensure that your vote is represented at the meeting, we urge you to vote TODAY by
Internet or telephone by following the simple instructions on the enclosed proxy card

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor:

INNISFREE M&A INCORPORATED
TOLL-FREE at (877) 456-3488

About On2 Technologies
On2 creates advanced video compression technologies that power the video in today's leading desktop and mobile applications and devices. On2 customers include Adobe, Skype, Nokia, Infineon, Sun Microsystems, Mediatek, Sony, Brightcove, and Move Networks. On2 is also an industry leader in video transcoding software and services. On2 is headquartered in Clifton Park, New York. For more information visit www.on2.com.

Additional Information and Where to Find It
Google filed a Registration Statement with the SEC in connection with the proposed merger, which includes a Proxy Statement of On2 and also constitutes a Prospectus of Google. The definitive proxy statement/prospectus, dated November 3, 2009, was mailed to holders of On2 Common Stock identified as of October 20, 2009, which was the notice record date for the December 18, 2009 special meeting, and as of December 3, 2009, which was the voting record date for the December 18, 2009 special meeting. In addition, Google has filed a prospectus supplement, dated January 15, 2010, to the definitive proxy statement/prospectus, which has been mailed to all holders of On2 Common Stock as of January 15, 2010, the new record date for the reconvened special meeting.  The Registration Statement, the definitive proxy statement/prospectus and the prospectus supplement contain important information about Google, On2, the proposed merger and related matters. Investors and security holders are urged to read the Registration Statement, as amended, the definitive proxy statement/prospectus, and the prospectus supplement carefully. Investors and security holders also may obtain free copies of the Registration Statement, as amended, the definitive proxy statement/prospectus, the prospectus supplement and other documents filed with the SEC by Google and On2 through the web site maintained by the SEC at www.sec.gov and by contacting Google Investor Relations at +1-650-253-7663 or On2 Investor Relations at +1-518-881-4299. In addition, investors and security holders can obtain free copies of the documents filed with the SEC on Google’s website at investor.google.com and on On2’s website at www.on2.com.

Forward-Looking Statements
Information set forth in this communication contains forward-looking statements, which involve a number of risks and uncertainties. All statements included in this communication, other than statements of historical fact, that address activities, events or developments that On2 expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements represent On2’s reasonable judgment on the future based on various factors and using numerous assumptions and are subject to known and unknown risks, uncertainties and other factors that could cause actual outcomes and/or On2’s financial position to differ materially from those contemplated by the statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “believe,” “expect,” “will,” “anticipate,” “should,” “plans” and other words of similar meaning. On2 cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Investors should not rely on forward-looking statements because they are subject to a variety of risks and uncertainties and other factors that could cause actual results to differ materially from On2’s expectations. Risks and uncertainties include, among others: the extent to which On2 will continue to incur operating losses in the future; the risk that the conditions to merger set forth in the agreement and plan of merger will not be satisfied and the transaction will not be consummated; uncertainties as to the timing of the merger; uncertainties as to whether holders of On2 Common Stock will approve the merger proposal at the reconvened On2 special meeting or at any adjournments thereof; changes in On2’s business during the period between now and the effective time of the merger that could cause a condition to closing not to be satisfied; as well as other factors detailed in On2’s and Google’s filings with the SEC, including the definitive proxy statement/prospectus, the prospectus supplement thereto and subsequent SEC filings.

Additional information concerning risk factors is contained from time to time in On2’s SEC filings. On2 expressly disclaims any obligation to update the information contained in this communication. The foregoing risks and uncertainties included herein are not exhaustive.